Prospectus

GOLDMAN SACHS ETF TRUST

September 5, 2017,

as supplemented September 14, 2017

⬛	Goldman Sachs Access High Yield Corporate Bond ETF

∎	NYSE Arca: GHYB

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

Goldman Sachs Access High Yield Corporate Bond ETF—Summary

Ticker: GHYB            Stock Exchange: NYSE Arca

Investment Objective

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Citi Goldman Sachs High Yield Corporate Bond Index (the “Index”).

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.34%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.34%

[1]	At an upcoming meeting of the Fund’s Board of Trustees, the Board intends to approve a reduction in the Fund’s management fee rate to 0.34% as a percentage of average daily net assets. Until that time, the Investment Adviser has irrevocably agreed to waive a portion of its management fee in order to achieve an effective net management fee rate equal to that rate.
[2]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.

Expense Example

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$35	$109

Portfolio Turnover

The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. Because the Fund has not yet commenced operations as of the date of the Prospectus, there is no portfolio turnover information quoted for the Fund.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Index is a rules-based index that is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” As of September 1, 2017, there were 661 constituents in the Index and the Index had a weighted average maturity of 5.80 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”), and is based on the Citi US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituent securities of the Reference Index. The Reference Index includes high yield corporate bonds issued by companies domiciled in the United States or Canada that have a minimum of one year to maturity and are rated BB+ by Standard & Poor’s Ratings Services (“S&P”) and Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) or below. Only constituents of the Reference Index that have a minimum of $400 million outstanding, a minimum issuer size of $1 billion, a maximum final maturity of 15 years and are rated at least CCC+ by S&P or Caa1 by Moody’s are included in the Universe.

Step 2

In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, debt service and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

The Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituent securities on the basis of the fundamental factors (as described above).

The Investment Adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of the Index. The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Calculation Methodology Risk.  The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Call/Prepayment Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Extension Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

Financial Services Industry Group Risk.  An adverse development in the financial services industry group, including U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities, may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this industry group.

Companies in the financial services industry group may be particularly susceptible to certain economic factors such as interest rate changes, fiscal, regulatory and monetary policy and general economic cycles.

Foreign Countries Risk.  Foreign securities may be subject to risk of loss because of more or less government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index.

Industry Concentration Risk.  In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.

Industrial Industry Group Risk.  Industrial companies can be impacted by supply and demand for their specific product or service and for industrial industry group products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities may affect the performance of these companies.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Risk.  Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Liquidity Risk.  The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Market Trading Risk.  The NAV of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Sampling Risk.  The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to a security in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Seed Investor Risk.  GSAM and/or its affiliates expect to make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.

Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. These risks may be greater given the Fund’s investment in non-investment grade securities with more volatility in price and liquidity. Because the Index, unlike the Fund, is not required to comply with requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Fund may be required to deviate its investments from the component securities of the Index in order to comply with the Investment Company Act. In addition, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.

Utilities Industry Group Risk.  Securities in the utilities industry group can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.

Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

Performance

Because the Fund had not yet commenced investment operations as of the date of the Prospectus, there is no performance information quoted for the Fund. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.gsamfunds.com.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Joshua Kruk, Managing Director, and Jason Singer, Managing Director, have managed the Fund since inception.

Buying and Selling Fund Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are anticipated to be approved for listing and trading on NYSE Arca, subject to notice of issuance, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), GSAM or other related companies may pay the intermediary for the sale of Fund Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its assets in securities included in its underlying index.

The Fund seeks to track the investment results of the Citi Goldman Sachs High Yield Corporate Bond Index, a rules-based index that is designed to measure the performance of high yield corporate bonds denominated in USD that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” As of September 1, 2017, there were 661 constituents in the Index and the Index had a weighted average maturity of 5.80 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC, and is based on the Reference Index using concepts developed with GSAM.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, the Index Provider defines the Universe by applying specified criteria to the constituent securities of the Reference Index. The Reference Index includes high yield corporate bonds issued by companies domiciled in the United States or Canada that have a minimum of one year to maturity and are rated BB+ by S&P and Ba1 by Moody’s or below. Only constituents of the Reference Index that have a minimum of $400 million outstanding, a minimum issuer size of $1 billion, a maximum final maturity of 15 years and are rated at least CCC+ by S&P or Caa1 by Moody’s are included in the Universe.

Step 2

In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials (for example, banks and insurance), industrials (for example, manufacturing, energy and services) and utilities (for example, telecom and electricity). Within each industry group, issuers are measured by two fundamental factors, debt service and leverage. Debt service is measured by debt to earnings before interest, taxes, amortization and depreciation (“Debt to EBITDA”), while leverage is measured by debt to enterprise value (“Debt to EV”). The Index Provider ranks each issuer based on the two fundamental factors, negatively by debt service and leverage, accounting for market capitalization. The percentile rankings with respect to each fundamental factor are combined to calculate each issuer’s composite rank. The bottom 15% of the issuers from the composite rank are excluded from the Index. For those issuers in the Universe where neither fundamental factor is available, bonds are included at market value weight.

The Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituent securities on the basis of the fundamental factors (as described above).

The Investment Adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of the Index. The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

INVESTMENT MANAGEMENT APPROACH

The Fund may also invest up to 20% of its assets in securities and other instruments not included in the Index but which the Investment Adviser believes are correlated to the Index, as well as in, among other instruments, futures (including index futures), swaps, other derivatives, investment companies (including exchange-traded funds (“ETFs”)), cash and cash equivalents and money market instruments, consistent with the Fund’s overall investment objective of seeking to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

OTHER INVESTMENT PRACTICES AND SECURITIES

Although the Fund’s principal investment strategy is described in the Fund’s Summary—Principal Investment Strategies section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. The Fund may be subject to additional limitations on its investments not shown here. Numbers in these tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports (when available). For more information about these and other investment practices and securities, see Appendix A. On each business day, before commencement of trading in Fund Shares on NYSE Arca, the Fund will disclose on its website (http://www.gsamfunds.com) the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the Fund’s calculation of NAV at the end of the business day. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes)
•	No specific percentage limitation on usage;
limited only by the objective and strategies of the Fund. The Fund may only invest up to 20% of its assets in securities and other instruments not included in its underlying index.

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Investment Practices

Borrowings	33 1⁄3

Custodial Receipts and Trust Certificates	•

Derivatives, including futures, options and swaps	•

Illiquid Investments*	15

Investment Company Securities (including ETFs)**	10

Repurchase Agreements	•

Reverse Repurchase Agreements (for investment purposes)	•

*	Illiquid investments are any investments which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the instrument.
**	This percentage limitation does not apply to the Fund’s investments in other investment companies where a higher percentage limitation is permitted under the terms of a SEC exemptive order or SEC exemptive rule.

INVESTMENT MANAGEMENT APPROACH

•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund

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Investment Securities

Corporate Debt Obligations	•

Fixed Income Securities	•

Floating and Variable Rate Obligations	•

Non-Investment Grade Fixed Income Securities	•

U.S. Government Securities	•

Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

✓	Principal Risk
•	Additional Risk

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Absence of Active Market Risk	•

Authorized Participant Concentration Risk	•

Calculation Methodology Risk	✓

Call/Prepayment Risk	✓

Credit/Default Risk	✓

Derivatives Risk	•

Extension Risk	✓

Financial Services Industry Group Risk	✓

Floating and Variable Rate Obligations Risk	•

Foreign Risk	✓

Geographic Risk	•

Index Risk	✓

Industry Concentration Risk	✓

Industrial Industry Group Risk	✓

Interest Rate Risk	✓

Large Shareholder Risk	✓

Liquidity Risk	✓

Market Risk	✓

Market Trading Risk	✓

Non-Investment Grade Fixed Income Securities Risk	✓

Sampling Risk	✓

Secondary Listing Risk	•

Seed Investor Risk	✓

Tracking Error Risk	✓

Trading Issues Risk	•

U.S. Government Securities Risk	•

Utilities Industry Group Risk	✓

Valuation Risk	✓

⬛	Absence of Active Market Risk—The Fund is a newly organized series of an investment company and thus has no operating history. While the Fund’s Shares are expected to be listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will develop or be maintained by market makers or authorized participants, and there are no obligations of market makers to make a market in the Fund’s Shares or of authorized participants to submit purchase or redemption orders for Creation Units. ALPS Distributors, Inc., the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Although market makers will generally take advantage of differences between the NAV and the trading price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. Decisions by market makers or authorized participants to reduce their role or “step away” from market making or creation/redemption activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio

RISKS OF THE FUND

securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intraday bid/ask spreads for Shares.

⬛	Authorized Participant Concentration Risk—Only an authorized participant may engage in creation or redemption transactions directly with the Fund, and the Fund may have a limited number of financial institutions that act as authorized participants. None of those authorized participants is obligated to engage in creation and/or redemption transactions. To the extent that those authorized participants exit the business or are unable to or choose not to process creation and/or redemption orders, and no other authorized participant is able to step forward to create and redeem Shares, there may be a significantly diminished trading market for Shares. As a result, Shares may trade at a discount (or premium) to NAV and possibly face trading halts and/or de-listing.

⬛	Calculation Methodology Risk—The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

⬛	Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

⬛	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may deteriorate after purchase, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

⬛	Derivatives Risk—The Fund’s use of derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A.

Derivatives Regulatory Risk.  In December 2015, the SEC proposed new regulations relating to a registered fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives. Certain aspects of the tax treatment of derivative instruments may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions. There can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment result.

⬛	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

⬛	Financial Services Industry Group Risk—An adverse development in the financial services industry group, including U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities, may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this industry group. Companies in the financial services industry group may be particularly susceptible to certain economic factors such as interest rate changes, fiscal, regulatory and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the financial services industry group due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the financial services industry group, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.

⬛	Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly; quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

⬛	Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation, less public information, less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls, sanctions, foreign taxes, confiscations, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The Fund will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

⬛	Geographic Risk—If the Fund focuses its investments in securities of issuers located in a particular country or region, the Fund may be subjected, to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

⬛	Index Risk—The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser nor the Index Provider can guarantee the accuracy, availability or timeliness of the production of the Index.

RISKS OF THE FUND

⬛	Industry Concentration Risk—In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.

⬛	Industrial Industry Group Risk—Industrial companies can be impacted by supply and demand for their specific product or service and for industrial industry group products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities may affect the performance of these companies.

⬛	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

⬛	Large Shareholder Risk—Certain large shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

⬛	Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

⬛	Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

⬛

Market Trading Risk—The NAV of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time. While the creation/redemption feature is designed to make it more likely that the Fund’s Shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances, perception of unreliability of disclosed NAV, and other factors. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spread and/or the closing price of Shares as compared to NAV. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell Shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling Shares of the Fund. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

An investor that buys or sells Shares through a broker will likely incur a brokerage commission or other charge imposed by the broker. In addition, the market price of Shares, like other exchange-traded securities, includes a “bid-ask spread” (the difference between the price at which investors are willing to buy Shares and the price at which investors are willing to sell Shares). The bid-ask spread will vary over time based on the Fund’s trading volume and market liquidity and may increase as a result of a decrease in the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity. The bid-ask spread may increase significantly in times of market disruption, meaning that Shares may trade at a discount to the Fund’s NAV and that discount is likely to be greatest during significant market volatility.

Shares of the Fund, like other publicly-traded securities, may be sold short. Shares are therefore subject to the risk of price decreases and increased volatility associated with being sold short.

⬛	Non-Investment Grade Fixed Income Securities Risk—The Fund will invest in non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

⬛	Sampling Risk—The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to a security in an Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

⬛	Secondary Listing Risk—The Fund’s Shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s Shares will continue to trade on any such stock exchange or in any market or that the Fund’s Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s Shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

⬛	Seed Investor Risk—GSAM and/or its affiliates expect to make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.

⬛

Tracking Error Risk—Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory

RISKS OF THE FUND

requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. These risks may be greater given the Fund’s investment in non-investment grade securities with more volatility in price and liquidity. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. Because the Index, unlike the Fund, is not required to comply with requirements of the Investment Company Act, the Fund may be required to deviate its investments from the component securities of the Index in order to comply with the Investment Company Act. In addition, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to meet the issuer diversification requirements of the Code applicable to regulated investment companies, market restrictions or other legal reasons. In addition, the Fund’s investments may vary from the securities of the Index due to the Fund’s inability to invest in certain securities as a result of legal and compliance restrictions applicable to the Fund and/or the Investment Adviser and regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Index.

⬛	Trading Issues Risk—Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. If a trading halt occurs, a shareholder may be unable to purchase or sell Shares. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

⬛	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities (as defined below) issued by those agencies, instrumentalities, and sponsored enterprises, including those issued by Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”).

⬛	Utilities Industry Group Risk—Securities in the utilities industry group can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.

⬛	Valuation Risk—The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of foreign securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Tax Advantaged Product Structure

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of the Fund, like shares of certain other ETFs, have been designed to be redeemed principally in-kind in Creation Units. These in-kind redemption arrangements are designed to mitigate adverse effects on the Fund’s portfolio that could arise from frequent redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P.	Access High Yield Corporate Bond ETF
200 West Street
New York, NY 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of June 30, 2017, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.21 trillion.

The Investment Adviser is responsible for the day-to-day management of the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates with respect to managing certain portfolio securities. In addition, the Investment Adviser has access to proprietary tools developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund, to the extent such services are not required to be performed by others pursuant to the fund administration and accounting agreement, the custodian agreement, the transfer agency agreement, distribution agreement or such other agreements with service providers to the Fund that the Board has approved:

⬛	Supervises non-advisory operations of the Fund, including oversight of vendors hired by the Fund, oversight of Fund liquidity and risk management, oversight of regulatory inquiries and requests with respect to the Fund made to the Investment Adviser, valuation and accounting oversight and oversight of ongoing compliance with federal and state securities laws, tax regulations, and other applicable law
⬛	Provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund
⬛	Arranges for: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities
⬛	Maintains the records of the Fund
⬛	Provides office space and necessary office equipment and services for the Investment Adviser
⬛	Markets the Fund

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

GSAM may manage other funds, accounts, additional pooled vehicles and/or separate accounts that have similar investment strategies to those of the Fund. These funds, pooled vehicles or accounts may perform differently than the Fund despite their similar strategies. Because the pooled vehicles may not be registered under the Investment Company Act, they are subject to fewer regulatory restraints than the Fund (e.g., fewer trading constraints) and may employ strategies that are not subject to the same constraints as the Fund.

GSAM and/or its affiliates expect to make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem or sell at any time some or all of the Shares acquired for their own accounts.

MANAGEMENT FEE AND OTHER EXPENSES

Pursuant to the Management Agreement, as compensation for its services to the Fund, the Investment Adviser is entitled to a management fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of the Fund’s average daily net assets). Under the Management Agreement, the Investment Adviser is responsible for substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses.

Fund	Fee as a Percentage of Average Daily Net Assets[1]
Access High Yield Corporate Bond ETF	0.34%

[1]	At an upcoming meeting of the Fund’s Board of Trustees, the Board intends to approve a reduction in the Fund’s management fee rate to 0.34% as a percentage of average daily net assets. Until that time, the Investment Adviser has irrevocably agreed to waive a portion of its management fee in order to achieve an effective net management fee rate equal to that rate.

The Investment Adviser may waive a portion of its management fee from time to time, and may discontinue or modify any such waiver in the future, consistent with the terms of any fee waiver arrangements in place.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund will be available in the Fund’s first annual or semi-annual report following its launch.

FUND MANAGERS

The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers’ individual responsibilities may differ and may include, among other things, oversight and maintenance of allocations to index securities, selecting the composition of creation and redemption baskets, general oversight of the implementation processes and management of the Fund’s portfolio.

Name and Title	Primarily Responsible Since	Five Year Employment History
Joshua Kruk Managing Director	2017	Mr. Kruk joined GSAM as a Managing Director in conjunction with part of GSAM’s acquisition of Dwight Asset Management Company, LLC, where he was head of Portfolio Construction and Risk Management. Mr. Kruk is responsible for the Fixed Income ETF Portfolio Management within the Global Fixed Income Team. From 2003 to 2008, Mr. Kruk was a structured product portfolio manager specializing in the residential mortgage sector and before that he held roles as a quantitative analyst and an assistant client portfolio manager.
Jason Singer Managing Director	2017	Mr. Singer is a Managing Director and senior portfolio manager in the Global Fixed Income team. He is also responsible for global oversight of the Fixed Income ETF business. Previously, he was head of International Portfolio Management within the Global Liquidity Management team based in London. Mr. Singer joined GSAM in 1999, where he covered Fixed-income pricing, mortgage analytics and hedge fund financing.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.

DISTRIBUTOR

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the exclusive distributor of Creation Units of shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on

SERVICE PROVIDERS

behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by the Distributor, acting as agent. The Distributor does not maintain a secondary market in the Fund’s Shares.

TRANSFER AGENT, CUSTODIAN AND PROVIDER OF ADMINISTRATIVE SERVICES

The Bank of New York Mellon (“BNYM”), 225 Liberty Street, New York, New York 10286, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, BNYM has undertaken with the Trust to provide the following services with respect to the Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Fund, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

BNYM is the custodian of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. BNYM also maintains the Trust’s accounting records. BNYM may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

BNYM provides administrative services pursuant to a fund administration agreement with the Trust (the “Fund Administration and Accounting Agreement”) pursuant to which BNYM provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain NAV computation services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and BNYM. For its services under the Fund Administration and Accounting Agreement, BNYM receives such fees based on a stated percentage of net assets as are agreed upon from time to time between the parties. In addition, BNYM is reimbursed for reasonable out-of-pocket expenses incurred in connection with the Fund Administration and Accounting Agreement. In addition, an affiliate of BNYM will also provide certain other services for the Trust, including, (i) providing foreign exchange transaction services and (ii) executing trades in connection with certain creation and redemption transactions effected partially in cash. For these services, the BNYM affiliate will receive compensation based on levels that are negotiated with the Trust and/or the Investment Adviser. BNYM also provides certain middle office services to GSAM pursuant to a service agreement.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund or which are based on the same, or substantially similar, strategies that are used in the operation of the Index and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Fund. In some cases, such adverse impacts may result from differences in the timing of transactions by Accounts relative to when the Fund executes transactions in the same securities. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.

For more information about conflicts of interest, see the SAI.

The Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions in accordance with applicable law.

Distributions

The Fund pays distributions from its investment income and from net realized capital gains.

Distributions from net investment income, if any, are declared and paid monthly for the Fund, and distributions from net capital gains, if any, are declared and paid annually for the Fund.

In addition to the net investment income dividends paid monthly, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).

Dividends and other distributions on Shares of the Fund are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants (each as described in the Book Entry section below) to beneficial owners then of record with proceeds received from the Fund.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

Shareholder Guide

BUYING AND SELLING SHARES

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of the Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, Shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund Shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for Shares of the Fund purchased on an exchange. Buying or selling the Fund’s Shares involves certain costs that apply to all securities transactions. When buying or selling Shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Shares. The spread varies over time for Shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

The Fund’s primary listing exchange is NYSE Arca. NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “business day” with respect to the Fund is each day the New York Stock Exchange, NYSE Arca and the Trust are open and includes any day that the Fund is required to be open under Section 22(e) of the Investment Company Act. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a business day. On days when NYSE Arca closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the Statement of Additional Information for more information.

The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund Shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund Shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s Shares may be purchased and sold on NYSE Arca at prevailing market prices, the risks of frequent trading are limited.

Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the Investment Company Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to GSAM and the Trust, including that such investment companies enter into an agreement with the Trust.

The Fund and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

GSAM and/or the Distributor (upon direction of the Fund) may make payments to broker-dealers or other financial intermediaries (each, a “Financial Intermediary”) related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund or for other activities, such as participation in marketing activities and

SHAREHOLDER GUIDE

presentations, educational training programs, the support of technology platforms and/or reporting systems. GSAM and/or the Distributor (upon direction of the Fund) may also make payments to Financial Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded funds in general and/or for the provision of analytical or other data to GSAM or its affiliates relating to sales of Fund shares. In addition, GSAM and/or the Distributor may make payments to Financial Intermediaries that make Fund Shares available to their clients or for otherwise promoting the Fund, including through provision of consultative services to GSAM or its affiliates relating to marketing of the Fund and/or sale of Fund shares. Such payments, which may be significant to the Financial Intermediary, are not made by the Fund. Rather, such payments are made by GSAM and/or the Distributor from their own resources, which may come directly or indirectly in part from management fees paid by the Fund. Payments of this type are sometimes referred to as marketing support or revenue-sharing payments. A Financial Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the marketing support payments it is eligible to receive. Therefore, such payments to a Financial Intermediary create conflicts of interest between the Financial Intermediary and its customers and may cause the Financial Intermediary to recommend the Fund over another investment. More information regarding these payments is contained in the Statement of Additional Information. A shareholder should contact his or her Financial Intermediary’s salesperson or other investment professional for more information regarding any such payments the Financial Intermediary firm may receive from GSAM and/or the Distributor.

NET ASSET VALUE

The Fund generally calculates its NAV as follows:

NAV =	(Value of Assets of the Fund) – (Liabilities of the Fund)
Number of Outstanding Shares of the Fund

The Fund’s NAV per share is generally calculated by the Fund’s provider of administrative services on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Fund’s provider of administrative services is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading suspensions. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be followed to price the securities at the time of determining the Fund’s NAV.

Fair valuation involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or sell Fund Shares on the secondary market or purchase or redeem Creation Units through the Fund.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Fund’s NAV.

BOOK ENTRY

DTC serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes.

CREATIONS AND REDEMPTIONS

Prior to trading in the secondary market, Shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 Shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s Distributor.

A creation transaction, which is subject to acceptance by BNYM, as the Trust’s transfer agent, generally takes place when an Authorized Participant deposits cash into the Fund for a specified number of Creation Units. When permitted or required by the Fund, the consideration may be a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the positions of the Fund’s portfolio (including cash positions). However, creation and redemption baskets may differ under certain circumstances.

Similarly, Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Please note the following with respect to the price at which transactions are processed:

⬛	NAV per Share is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
⬛	The Trust reserves the right to reprocess purchase and redemption transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

SHAREHOLDER GUIDE

⬛	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
⬛	Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for creation and redemption transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

In connection with certain cash creations, the Investment Adviser may provide the creating Authorized Participants with information regarding securities that the Fund would be willing to purchase with the proceeds of the cash creation, which may not be the current holdings of the Fund. In certain cases, the Fund may purchase such securities from an Authorized Participant that has submitted a creation order. Regardless of whether the Fund purchases securities with the proceeds of a cash creation order from the creating Authorized Participant, the Authorized Participant may be assessed a variable charge to compensate the Fund for the costs associated with purchasing the applicable securities, as described in the SAI. For more information, see the SAI.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s SAI.

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund Shares.

DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains, if any, are taxable to you as long-term capital gains, no matter how long you have owned your Fund Shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain holding period and other requirements are met. Additionally, Fund distributions to corporate shareholders attributable to dividends received by the Fund from U.S. corporations may be eligible for the corporate dividends received deduction, as long as certain holding period and other requirements are met. It is not anticipated that any significant percentage of dividends (if any) paid by the Fund will be eligible for these lower rates or for the corporate dividends received deduction.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by the Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.

The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be

TAXATION

reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy Shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS

A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

SALES OF FUND SHARES

Your sale of Fund Shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. When you sell your Shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the Shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale or redemption of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

OTHER INFORMATION

You may be subject to backup withholding at a rate of 28% with respect to taxable distributions if you do not provide your correct taxpayer identification number, or certify that it is correct, or if you have been notified by the IRS that you are subject to backup withholding.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund Shares. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains. Under a provision recently made permanent by Congress, non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Fund. Although this designation will generally be made by the Fund for distributions of long-term and short-term capital gains, the Fund does not anticipate making any designations of interest income. Therefore, all distributions of interest income will generally be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation and non-U.S. investors is included in the SAI.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of taxable dividends and (effective January 1, 2019) certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Reporting to you and the IRS is required annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Index Provider

The Citi Goldman Sachs High Yield Corporate Bond Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE” or the “ Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Citi Goldman Sachs High Yield Corporate Bond Index or the ability of the Citi Goldman Sachs High Yield Corporate Bond Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Citi Goldman Sachs High Yield Corporate Bond Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Citi Goldman Sachs High Yield Corporate Bond Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

FTSE DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE CITI GOLDMAN SACHS HIGH YIELD CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN, OR OF ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, AND FTSE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. FTSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CITI GOLDMAN SACHS HIGH YIELD CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN. FTSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CITI GOLDMAN SACHS HIGH YIELD CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FTSE HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Data and information contained herein regarding the Index is proprietary to FTSE or its licensors, and reproduction of such data and information is prohibited except with the prior written permission of FTSE. CITI is a trademark and service mark of Citigroup Inc. or its affiliates, is used and registered throughout the world, and is used under license for certain purposes by GSAM. The CITI mark is used under license by FTSE.

Other Information

PREMIUM/DISCOUNT INFORMATION

The Fund has not yet commenced operations and, therefore, does not have information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund to report.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Investment Adviser may purchase and resell Fund Shares pursuant to the Prospectus.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk and credit/default risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment.

A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Derivative Investments.  The Fund may invest in derivative instruments, including without limitation, options, futures, options on futures, forwards, swaps, options on swaps, forward contracts and other derivatives relating to foreign currency transactions. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open derivative position. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments.

Risks of Illiquid Securities.  The Fund may invest up to 15% of its net assets in illiquid securities, which are those that cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the investment. Illiquid securities in which the Fund may invest include:

⬛	Both domestic and foreign securities that are not readily marketable
⬛	Certain municipal leases and participation interests

⬛	Repurchase agreements and time deposits with a notice or demand period of more than seven days
⬛	Certain over-the-counter options
⬛	Certain structured securities and swap transactions
⬛	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by the Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more instruments in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—Net Asset Value.”

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by certain investment companies registered under the Investment Company Act, such as the Fund. The new rule may potentially impact the Fund’s performance and ability to achieve its investment objective. The Investment Adviser continues to evaluate the potential impact of this new rule, which has a compliance date of December 1, 2018.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

APPENDIX A

The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings may not accurately reflect investment quality.

Floating and Variable Rate Obligations.  The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

U.S. Government Securities.  The Fund may invest in U.S. Government Securities. U.S. Government Securities can be supported by either (i) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association); (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates.  The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Other Investment Companies.  The Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting Shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise. Some of those investment companies may be funds for which the Investment Adviser or any of their affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with counterparties that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. government securities may be subject to additional risks.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

APPENDIX A

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements.  The Fund can borrow money from banks and other financial institutions and may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed or received).

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding Shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. The Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Asset Segregation.  As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party FCM or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future in its discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. By identifying assets equal to only its net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to identify assets equal to the full notional amount of the instrument.

Appendix B

Financial Highlights

Because the Fund had not commenced investment operations as of the date of the Prospectus, financial highlights are not available.

Goldman Sachs Access High Yield Corporate Bond ETF Prospectus

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (is legally considered part of the Prospectus).

The Fund’s annual and semi-annual reports (when available) and the SAI are available free upon request by calling Goldman Sachs Funds at 1-800-621-2550. You can also access and download the annual and semi-annual reports (when available) and the SAI at the Fund’s website: http://www.gsamfunds.com/summaries.

From time to time, certain announcements and other information regarding the Fund may be found at http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.

To obtain other information and for shareholder inquiries:

	Shareholders/Authorized Participants	Financial Advisors
⬛ By telephone:	1-800-621-2550	1-800-292-4726
⬛ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
⬛ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

AHYCPBNDETFPROV2	The Trust’s investment company registration number is 811-23013 GSAM® is a registered service mark of Goldman Sachs & Co. LLC